Prospectus dated October 11, 1996




                                   PROSPECTUS
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 221-4795


     Standish Small Capitalization Equity Fund II (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.
     The Fund's investment objective is to achieve long-term growth of capital. The Fund seeks to achieve its investment objective by investing all its investable assets (the "Investable Assets") in the Standish Small Capitalization Equity Portfolio II (the "Portfolio") which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing at least 80% of its total assets in equity and equity-related securities of small capitalization companies. The Portfolio is a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is an open-end management investment company. See "Investment Policies." Standish, Ayer & Wood, Inc. is the Portfolio's investment adviser ("Standish" or the "Adviser").
     UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO WHICH IS A SEPARATE FUND WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE MASTER-FEEDER FUND STRUCTURE" ON PAGE 7.
     Investors may purchase shares of the Fund from the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address and phone number set forth above without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.
     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing to the Principal Underwriter at the telephone number or address set forth above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.
     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Fund involves investment risks, including possible loss of principal.
     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS
Expense Information........................................2
Investment Objective and Policies..........................3
Risk Factors and Suitability...............................6
Special Information Concerning the Hub
     and Spoke(R) Master Feeder Fund Structure.............7
Calculations of Performance Data...........................7
Dividends and Distributions................................8
Purchase of Shares.........................................8
Exchange of Shares.........................................8
Redemption of Shares.......................................9
Management................................................10
Federal Income Taxes......................................11
The Fund and The Portfolio................................12
Principal Underwriter.....................................13
Custodian, Transfer Agent and Dividend-
     Disbursing Agent.....................................13
Independent Accountants...................................13
Legal Counsel.............................................13
Tax Certification Instructions............................13

                               EXPENSE INFORMATION

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                                                              None
Maximum Sales Load Imposed on Reinvested Dividends                                                   None
Deferred Sales Load                                                                                  None
Redemption Fees                                                                                      None
Exchange Fees                                                                                        None

Annual Operating Expenses (as a percentage of average net assets)
Management Fees  (After Expense Limitation)                                                          0.00%*
12b-1 Fees                                                                                           None
Other Expenses (After Expense Limitation)                                                            0.00%*
Total Operating Expenses (After Expense Limitation)                                                  0.00%*

Example                                                            1 year           3 years
                                                                   ------------------------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period:                     $  0             $  0



     The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund and the Portfolio that an investor in the Fund will bear directly or indirectly. The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based upon estimated amounts for the current fiscal year. The Trustees of the Trust believe that over time the aggregate per share expenses of the Fund and the Portfolio will not be more than the expenses which the Fund would incur if it were to retain the services of an investment adviser and the Investable Assets of the Fund were invested directly in the types of securities being held by the Portfolio.
     * Standish has voluntarily agreed to limit the master-feeder aggregate total annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) for the current fiscal year ending December 31, 1996 to 0.00% of average daily net assets. In the absence of such an agreement, the management fee, other expenses and total operating expenses would be 0.60%, 0.25% and 0.85%, respectively. Standish may discontinue or modify such limitation in the future at its discretion.
     For more information with respect to the expenses of the Fund and the Portfolio see "Management-Investment Adviser" and "Management-Expenses" herein.
     THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

                        INVESTMENT OBJECTIVE AND POLICIES


Investment Objective
     The Fund seeks to achieve its investment objective by investing all its Investable Assets in the Portfolio which has the same investment objective as the Fund. The Portfolio's investment objective is to achieve long term growth of capital. The Portfolio seeks to achieve its investment objective by investing at least 80% of its total assets in equity and equity-related securities of small capitalization companies. Equity and equity related securities include common stocks, preferred stocks, securities convertible into common stocks and options, futures and other strategic transactions based on common stocks. Strategic transactions, including transactions in derivative instruments such as options and futures, are described below under the caption, "Strategic Transactions."
     Because of the uncertainty inherent in all investments, no assurance can be given that either the Fund or the Portfolio will achieve its investment objective. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments and investment policies of the Portfolio.

Investment Policies
     The companies in whose equity and equity-related securities the Portfolio invests generally have market capitalizations under 1 billion.
     The Portfolio may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations under 1 billion after the consummation of the offering and whose securities are expected to be liquid after the offering. Such companies may have a more limited operating history and/or less experienced management than other companies in which the Portfolio invests, which may pose additional risks.
     At times, particularly when the Adviser believes that securities of small capitalization companies are overvalued, the Portfolio's portfolio may include securities of larger, more mature companies, provided that the value of the securities of these companies shall not exceed 20% of the Portfolio's total assets. The Portfolio will invest in publicly traded equity securities and, excluding equity securities received as distributions on portfolio securities, will not normally hold equity securities which are restricted as to disposition under federal securities laws or are otherwise illiquid or not readily marketable but may do so to the extent permitted by the Fund's investment restrictions under certain circumstances. The Portfolio will attempt to reduce risk by diversifying its investments within the investment policies set forth above.
     As a temporary matter or for defensive purposes, the Portfolio may invest all or a portion of its assets in investment grade short-term debt securities or cash equivalents.
     The investment objectives of the Fund and the Portfolio are not fundamental policies and may be changed upon notice to the Fund's Shareholders but without the approval of either the Fund's shareholders or the Portfolio's investors. Other investment policies which are not fundamental policies may be changed by the Trustees of the Trust and the Trustees of the Portfolio Trust without the approval of the Fund's shareholders or the Portfolio's investors. The Fund's and the Portfolio's investment policies are described further below and in the Statement of Additional Information.

Foreign Securities
     The Portfolio may invest up to 15% of its net assets in foreign equity securities, including securities of foreign issuers that are listed on a United States exchange or traded in the U.S. over-the-counter market and sponsored and unsponsored American Depositary Receipts (ADRs). Securities of foreign issuers, including emerging markets companies, will be selected for investment by the Portfolio if the Adviser believes these securities will offer above average capital growth potential. Investing in securities of foreign companies which are generally denominated in foreign currencies and utilizing foreign currency transactions involves certain risks of political, economic and legal conditions and developments not typically associated with investing in United States companies. Such conditions or developments might include favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), civil disorder, expropriation of assets of companies in which the Portfolio invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid as, and may be more volatile than, comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Portfolio, in connection with its purchases and sales of foreign securities, other than securities denominated in United States dollars, will incur transaction costs in converting currencies. Also, foreign custodial costs relating to the Portfolio's portfolio securities are higher than domestic custodial costs. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges. Finally, transactions in equity securities effected on some foreign stock exchanges, and consequently the Portfolio's investments on such exchanges, may not be settled promptly and therefore such investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement. Investment by the Portfolio in securities of issuers in emerging markets involves risks in addition to those discussed above. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Short Term Debt Securities; Money Market Instruments
     The Portfolio may invest uncommitted cash and cash needed to maintain liquidity for redemptions in short-term debt securities and cash equivalents, including short-term U.S. Government securities (direct obligations of the U.S. Government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. Government), U.S. and foreign commercial paper, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, repurchase agreements and other money market securities and instruments.
     When the Adviser deems it advisable because of market conditions, the Portfolio may temporarily invest in short-term debt securities or retain cash or cash equivalents without limit. Such investments will be limited to 20% of total assets unless the Portfolio is in a temporary defensive position.
     The Portfolio's investments in money market securities (i.e., securities with maturities of less than one year) will be limited to securities which are rated P-1 by Moody's Investors Service, Inc. (Moody's) or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's"). The Portfolio will invest at least 95% of its assets which are invested in short-term interest bearing securities (i.e., securities with maturities of one to three years) in securities which are rated at the time of investment Aaa, Aa or A by Moody's or AAA, AA, or A by Standard & Poor's, or which, if not rated, are of comparable investment quality in the opinion of the Adviser. Up to 5% of assets invested in such short-term securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's, or which, if not rated, are of comparable investment quality in the opinion of the Adviser. In the case of a security rated differently by the two rating services the higher rating is used in applying the 5% limit.
     In the event that the rating on a security held in the Portfolio's portfolio is lowered by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. Securities rated Baa by Moody's and BBB by Standard & Poor's may have some speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to weakened capacity to make principal and interest payments than is the case with higher rated securities.


Repurchase Agreements
     The Portfolio may invest up to 10% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Portfolio will always be fully collateralized as to principal and interest by money market instruments and will be entered into with commercial banks, brokers and dealers considered creditworthy by the Adviser. If the other party or "seller" of a repurchase agreement defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. In addition, in the event of bankruptcy of the seller or failure of the seller to repurchase the securities as agreed, the Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement.

Strategic Transactions
     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or as regulatory changes occur.
     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Each Strategic Transaction described above is a derivative instrument because it derives its value from the security or contract underlying the specific Transaction. Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) The Portfolio's use of Strategic Transactions to enhance potential gain may be considered speculative. In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

Short-Selling
     The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.
     Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account not with the broker, containing cash or liquid securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.
     The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Portfolio's net assets.
     In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio receives the net proceeds from the short sale.

Other Investment Companies
     The Portfolio may invest up to 10% of its total assets in the securities of other investment companies but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Portfolio may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Portfolio. However, to the extent that the Portfolio invests in a registered open-end investment company, the Adviser will not impose its advisory fees on the portion of the Portfolio's assets so invested.

Portfolio Turnover
     It is not the policy of the Portfolio to purchase or sell securities for trading purposes. However, the Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general. Portfolio turnover is not expected to exceed 150% on an annual basis. A rate of turnover of 100% would occur, for example, if the value of the lesser of purchases or sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding securities with a maturity date of one year or less at the date of acquisition). A high rate of portfolio turnover involves a correspondingly greater amount of transaction costs which must be borne directly by the Portfolio and thus indirectly  by the  Fund  and  its  shareholders.  It  may  also  result  in the realization of larger amounts of short-term capital gains, the Fund's distributions from which are taxable to Fund shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code.


Investment Restrictions
     Each of the Fund and the Portfolio has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders or the Portfolio's investors, as the case may be.
     The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest substantially all of its Investable Assets in an open-end management investment company with substantially the same investment objective as the Fund. Reference below to the Portfolio's investment restrictions also include the Fund's investment restrictions. These policies provide, among other things, that the Portfolio may not: (i) invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) invest 25% or more of its total assets in a single industry except that this restriction shall not apply to U.S. Government securities; or (iii) borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) taken at market value (a) from banks for temporary or short-term purposes or for the clearance of transactions, (b) in connection with the redemption of shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (c) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (d) the Portfolio may enter into reverse repurchase agreements and forward roll transactions.
     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's assets will not constitute a violation of the restriction. Certain non fundamental policies and additional fundamental policies adopted by the Fund and the Portfolio are described in the Statement of Additional Information.
                          RISK FACTORS AND SUITABILITY
     The Fund is not intended to provide an investment program meeting all of the requirements of an investor. The companies in which the Portfolio invests generally reinvest their earnings, and dividend income should not be expected. Additionally, notwithstanding the Portfolio's ability to diversify and spread risk by holding securities of a number of portfolio companies, investors should invest in the Fund only if they are able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the Portfolio.
     Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Portfolio of portfolio securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.


Strategic Transactions
     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
     In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Portfolio's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if Strategic Transactions had not been utilized. Further information concerning the Portfolio's Strategic Transactions is set forth in the Statement of Additional Information.

Short-Selling
     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Portfolio may be required to pay in connection with a short sale.
     The Portfolio's loss on a short sale as a result of an increase in the price of the security sold short is potentially unlimited. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. When the Portfolio purchases a call option it must pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly.

     SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE(R)1 MASTER-FEEDER FUND
                                    STRUCTURE
      Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Investable Assets in the Portfolio which has the same investment objective as the Fund. The Portfolio in turn invests primarily in securities consistent with that objective. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to the imposition of sales commissions and variations in other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Adviser ((800) 221-4795). The Hub and Spoke master-feeder fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.
     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, because the Portfolio would have fewer assets in such a case, it may become less diversified, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operations of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting.
     Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio) to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules adopted thereunder. If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

     If the Portfolio proposed to change its investment objective, the Fund's Board of Trustees would either vote to approve a corresponding change to the Fund's investment objective or approve the Fund's withdrawal of its investment from the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so (including if the Fund's and the Portfolio's investment objectives were not substantially the same). Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or retaining an investment adviser to manage directly the Fund's assets in accordance with its investment policies described above with respect to the Portfolio. In any event, shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio. See "Investment Objective and Policies" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.
     For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies." For descriptions of the management of the Portfolio, see "Management" herein and in the Statement of Additional Information. For descriptions of the expenses of the Portfolio, see "Management" herein.
                         CALCULATION OF PERFORMANCE DATA
     From time to time the Fund may advertise its total return. Total return figures are based on historical earnings and are not intended to indicate future performance.
     The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods (or shorter period since inception) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period.
     From time to time, the Fund may compare its performance with that of other mutual funds with similar investment objectives, to stock and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, the Fund's performance may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity.

                           DIVIDENDS AND DISTRIBUTIONS
     The Fund's dividends from short-term and long term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.
                               PURCHASE OF SHARES
     Shares of the Fund may be purchased from the Principal Underwriter, which offers the Fund's shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by the Principal Underwriter and payment for the shares is received by the Fund's custodian. Please see the Fund's account application or call the Principal Underwriter for instructions on how to make payment of shares to the Fund's custodian. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $10,000.
     Shares of the Fund may also be purchased through securities dealers. Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Principal Underwriter or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day, provided that payment for the shares is also received by the Fund's custodian on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so that they will be received by the Principal Underwriter by the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund, the Principal Underwriter or the Adviser.
     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), subtracting all liabilities and dividing the result by the total number of shares outstanding. The Portfolio's portfolio securities are valued at the last sales prices, on the valuation date, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees of the Portfolio Trust. Money market instruments with less than sixty days remaining to maturity when acquired by the Portfolio are valued on an amortized cost basis unless the Portfolio Trust's Board of Trustees determines that amortized cost does not represent fair value. If the Portfolio acquires a money market instrument with more than 60 days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees of the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value. Additional information concerning the Portfolio's valuation policies is contained in the Statement of Additional Information.

     In the sole discretion of the Trust, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Trust will ask the Adviser to determine that any securities acquired by the Fund in this manner are consistent with the investment objective, policies and restrictions of the Portfolio. The securities will be valued in the manner stated above. The purchase of Fund shares for securities instead of cash may cause an investor who contributes them to realize a taxable gain or loss with respect to the securities transferred to the Fund.
     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares. The Fund's investment minimums do not apply to accounts for which the Adviser or any of its affiliates serves as investment adviser or to employees of the Adviser or any of its affiliates or to members of such persons' immediate families. The Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.
                               EXCHANGE OF SHARES
     Shares of the Fund may be exchanged for shares of one or more funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Principal Underwriter or its agent. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Principal Underwriter or its agent and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Principal Underwriter at (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges
     Shares of the Fund may be exchanged by written order to the Principal Underwriter, Attn: Mutual Fund Department, One Financial Center, Boston, Massachusetts 02111. A written exchange request must (a) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges
     Shareholders who elect telephonic privileges may exchange shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Proper identification will be required for each telephonic exchange. Please see "Telephone Transactions" below for more information regarding telephonic transactions.

General Exchange Information
     All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received by the Principal Underwriter. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.
                              REDEMPTION OF SHARES
     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt by the Principal Underwriter or its agent of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption
     Shares of the Fund may be redeemed by written order to the Principal Underwriter, Attn: Mutual Fund Department, One Financial Center, Boston, Massachusetts 02111. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank and Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by the Principal Underwriter of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days in the case of payments made by check.

Telephonic Redemption
     Shareholders who elect telephonic privileges may redeem shares by calling the Principal Underwriter at (800) 221-4795. Telephonic privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephonic redemption.

Repurchase Order
     In addition to redemption of shares by written instruction to the Principal Underwriter, the Fund may accept telephone orders from brokers or dealers for the repurchase of Fund shares. The repurchase price is the net asset value per share next determined after receipt of the repurchase order by the Principal Underwriter and payment for the shares by the Fund's custodian. Brokers and dealers are obligated to transmit repurchase orders to the Principal Underwriter prior to the close of the Principal Underwriter's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor the Principal Underwriter imposes a charge for share repurchases.

Telephone Transactions
     By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Adviser, the Principal Underwriter, the Trust and the Fund's custodian to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser, nor the Principal Underwriter, nor the Trust, nor the Fund, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption and exchange requests in writing.
                                     * * * *
     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Portfolio's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in securities withdrawn from the Portfolio for this purpose. Please see the Statement of Additional Information for further information regarding the Fund's ability to satisfy redemption requests in-kind.
     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $25,000. The Fund may eliminate duplicate mailings of Fund materials to shareholders that have the same address of record.
                                   MANAGEMENT

Trustees
     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.
     The Portfolio is a separate investment series of Standish, Ayer & Wood Master Portfolio, a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, the affairs of the Portfolio are managed under the supervision of the Trustees of the Portfolio Trust.
     A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio Trust, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust, up to and including creating separate boards of trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

Investment Adviser
     Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Portfolio Trust and manages the Portfolio's invest-ments and affairs subject to the supervision of the Trustees of the Portfolio Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of September 30, 1996, the Adviser or its affiliate, Standish International Management Company, L.P. ("SIMCO"), serves as the investment adviser to each of the following funds in the Standish, Ayer & Wood family of funds:


                                             Net Assets
                                        (September 30, 1996)
--------------------------------------------------------------------------------
Standish Controlled Maturity Fund           $     10,540,255
Standish Equity Portfolio                        107,427,474
Standish Fixed Income Portfolio                2,435,532,278
Standish Fixed Income Fund II                     10,434,068
Standish Global Fixed Income Portfolio           157,190,502
Standish Intermediate Tax Exempt Bond Fund        34,789,565
Standish International Equity Fund                48,179,075
Standish International Fixed Income Fund         886,509,347
Standish Massachusetts Intermediate Tax
   Exempt Bond Fund                               32,216,649
Standish Securitized Fund                         51,628,213
Standish Short-Term Asset Reserve Fund           222,525,646
Standish Small Capitalization Equity Portfolio   236,113,563
Standish Small Capitalization Equity Portfolio II
Standish Small Cap Tax-Sensitive Equity Fund       6,742,185
Standish Tax-Sensitive Equity Fund                 2,840,324


     The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of September 30, 1996, the Adviser managed approximately $29 billion of assets.
     The Portfolio has two portfolio managers. Mr. Nicholas S. Battelle has been primarily responsible for the day-to-day management of the Standish Small Capitalization Equity Portfolio since 1990. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of the Adviser. Mr. Andrew L. Beja has been associated with the Adviser since March 1996 as Senior Analyst on the small capitalization company team. Prior to joining the Adviser, Mr. Beja was a Vice President and analyst at Advest, Inc. from 1985-1996.
     Subject to the supervision and direction of the Trustees of the Portfolio Trust, the Adviser manages the Portfolio in accordance with its stated investment objective and policies, recommends investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and permits the Portfolio to use the name "Standish." For its services to the Portfolio, the Adviser receives a monthly fee equal on an annual basis to 0.60% of the Portfolio's average daily net assets.

Administrator of the Fund
     Standish also serves as administrator to the Fund (the "Administrator") pursuant to an administration agreement. As Administrator, Standish manages the affairs of the Fund, provides all necessary office space and services of executive personnel for administering the affairs of the Fund, and allows the Fund to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services.


Expenses
     The Portfolio and the Fund, as the case may be, will be responsible for all of their respective costs and expenses not expressly stated to be payable by Standish under the investment advisory agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest-holders; and expenses of the Portfolio's administrator. The Fund will pay shareholder servicing fees and expenses, expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. The Trust's Principal Underwriter, Standish Fund Distributors, L.P., bears, without subsequent reimbursement, the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values.
     Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Fund and the Portfolio. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so. In addition, Standish has agreed in the administration agreement to limit the Fund's aggregate annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to the permissible limit applicable in any state in which shares of the Fund are then qualified for sale.


Portfolio Transactions
     Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers that execute orders to purchase and sell portfolio securities for the Portfolio.

                              FEDERAL INCOME TAXES
     The Fund intends to qualify for and elect taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.
     The Fund will be subject to a nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.
     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. These dividends and distributions will be attributable to the Fund's allocable share of the net income and net long term and short-term capital gains of the Portfolio and will also take into account any expenses incurred or income earned directly by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. The portion of such dividends attributable to the Fund's allocable share of qualifying dividends the Portfolio receives, if any, may qualify for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.
     The Portfolio anticipates that it may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund does not expect to qualify to pass its allocable share of such foreign taxes and any associated tax deductions or credits through to its shareholders.
     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.
     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of the Fund's indirect ownership (through the Portfolio) of any such obligations.
     After the close of each calendar year, the Fund will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.
                           THE FUND AND THE PORTFOLIO
     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the 1940 Act and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.
     The Trust has established eighteen other series that currently offer their shares to the public and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the tax consequences of investing in a series will be determined separately for each series.

     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.
     If less than two-thirds of the Trustees holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the 1940 Act, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.
     The Portfolio, in which all the Investable Assets of the Fund are invested, is a series of Standish, Ayer & Wood Master Portfolio, an open-end management investment company. The Portfolio Trust's Declaration of Trust provides that the Portfolio Trust may establish and designate separate series of the Portfolio Trust. The interests in the Portfolio Trust are divided into separate series, and no series of the Portfolio Trust has any preference over any other series. Investors in other series of the Portfolio Trust will not be involved in any vote involving only the Portfolio. Investors of all of the series of the Portfolio Trust will, however, vote together to elect Trustees of the Portfolio Trust and for certain other matters affecting the Portfolio Trust. As provided by the 1940 Act, under certain circumstances, the shareholders of one or more series could control the outcome of these votes. The Portfolio Trust has established four other series and may establish additional series at any time.
     The Portfolio Trust's Declaration of Trust also provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will not be liable for the obligations of the Portfolio, although they will bear the risk of loss of their entire respective interests in the Portfolio. However, there is a risk that interest holders in the Portfolio may be held personally liable as partners for the Portfolio's obligations. Because the Portfolio Trust's Declaration of Trust disclaims interest-holder liability and provides for indemnification against such liability, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the investment structure itself. In any event, shareholders of the Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of such a person incurring liability by reason of being a shareholder of the Fund is remote.
     Inquiries concerning the Fund should be made by contacting the Fund or the Principal Underwriter at the address and telephone number listed on the cover of this Prospectus.
                              PRINCIPAL UNDERWRITER
     Standish Fund Distributors, L.P., One Financial Center, 26th Floor, Boston, Massachusetts 02111, serves as the Trust's principal underwriter.
             CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
     Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, serves as the Fund's transfer and dividend-disbursing agent and as custodian of all cash and securities of the Portfolio.
                             INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Grand Cayman Islands, BWI, serve as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Fund's and the Portfolio's respective financial statements annually.
                                  LEGAL COUNSEL
     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and the Adviser.

                         TAX CERTIFICATION INSTRUCTIONS
     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the TIN-related certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. The Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.
     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.
     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

--------------------------------------------------------------------------------


     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                  STANDISH SMALL CAPITALIZATION EQUITY FUND II
                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111

                                    Custodian
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111

Statement of Additional Information dated October 11, 1996





                  STANDISH SMALL CAPITALIZATION EQUITY FUND II
                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111
                                 (800) 221-4795
                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus dated October 11, 1996 , as amended and/or supplemented from time to time (the "Prospectus"), of Standish Small Capitalization Equity Fund II (the "Fund"), a separate investment series of Standish Ayer & Wood Investment Trust (the "Trust").
     This Statement of Additional Information should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained without charge by writing or calling the Trust's principal underwriter, Standish Fund Distributors, L.P. (the "Principal Underwriter"), at the address or phone number set forth above.
     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                                   CONTENTS
Investment Objective and Policies.........................2
Investment Restrictions...................................8
Calculation of Performance Data..........................10
Management...............................................11
Redemption of Shares.....................................16
Portfolio Transactions...................................16
Determination of Net Asset Value.........................17
Taxation.................................................17
The Fund and Its Shares..................................19
The Portfolio and Its Investors..........................20
Additional Information...................................20
Experts and Financial Statements.........................20

                        INVESTMENT OBJECTIVE AND POLICIES
     As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all its investable assets in the Standish Small Capitalization Equity PortfolioII (the "Portfolio"), a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. The Portfolio has the same investment objective, policies and restrictions as the Fund.
     The Fund's Prospectus describes the investment objective of the Fund and the Portfolio and summarizes the investment policies they will follow. Since the investment characteristics of the Fund correspond directly to those of the Portfolio, the following, which supplements the Prospectus, is a discussion of the various investment techniques employed by the Portfolio. See the Prospectus for a more complete description of the Fund's and the Portfolio's investment objective, policies and restrictions.


Investment Objective
     The Portfolio's investment objective is to achieve long-term growth of capital. The Portfolio seeks to achieve its investment objective by investing at least 80% of its total assets in equity and equity-related securities of small capitalization companies. The Portfolio invests primarily in publicly traded securities including securities issued in initial public offerings. The Portfolio may invest up to 15% of its net assets in foreign equity securities, including securities of foreign issuers that are listed on a U.S. exchange or traded in the over-the-counter market and American Depositary Receipts (ADRs). In addition, the Portfolio may engage in certain strategic transactions as discussed below. The Portfolio purchases short-term interest-bearing securities with uninvested funds, the proportion of which will depend upon market conditions and the needs of the Portfolio.

Common Stocks
     The companies in whose equity and equity-related securities the Portfolio invests generally have market capitalizations under 1 billion. Investments are expected to emphasize companies involved with value added products or services in expanding industries. At times, particularly when Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser") believes that the securities of small companies are overvalued, the Portfolio's portfolio may include securities of larger, more mature companies, provided that the value of the securities of such larger, more mature companies shall not exceed 20% of the Portfolio's net assets. The Portfolio will attempt to reduce risk by diversifying its investments within the investment policies set forth above.


Foreign Securities
     Foreign securities may be purchased and sold in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of their issuers are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies abroad than in the United States.
     The dividends and interest payable on certain of the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, (and in some cases capital gains from such securities may also be subject to foreign taxes) thus reducing the net amount of income available for distribution to the Fund's shareholders.
     Investors should understand that the expense ratio of the Portfolio may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.
     The Portfolio may acquire sponsored and unsponsored ADRs. Unsponsored ADRs are acquired from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent that the Portfolio invests in such unsponsored ADRs there may be an increased possibility that the Portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Money Market Instruments and Repurchase Agreements
     When the Adviser considers investments in equity securities to present excessive risks, the Portfolio may invest all or a portion of its assets in debt securities or cash equivalents. The Portfolio will also invest uncommitted cash in short-term debt securities.
     To maintain liquidity for redemptions or at times when the Adviser deems it advisable because of market conditions, the Portfolio may invest in short-term debt securities and short-term securities of the United States government and its instrumentalities or retain cash or cash equivalents.
     Money market instruments include short-term U.S. Government securities, U.S. and foreign commercial paper (promissory notes issued by corporations to finance their short-term credit needs), negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances and repurchase agreements.
     U.S. Government securities include securities which are direct obligations of the U.S. Government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. Government, which may be guaranteed by the U.S. Treasury or supported by the issuer's right to borrow from the Treasury or may be backed by the credit of the federal agency or instrumentality itself. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, the Federal Farm Credit Bank, the Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Federal National Mortgage Association.

     A repurchase agreement is an agreement under which the Portfolio acquires money market instruments (generally U.S. Government securities) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by the Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Portfolio's custodian bank until they are repurchased. The Trustees will consider the standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Portfolio.
     The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Portfolio at a time when their market value has declined, the Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Portfolio are collateral for a loan by the Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Strategic Transactions
     The Portfolio may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Portfolio may change over time as new instruments and strategies are developed or regulatory changes occur.
     In the course of pursuing its investment objective, the Portfolio may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used as an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time and, to the extent necessary, the Portfolio will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Portfolio's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser believes that the Portfolio is underweighted in cyclical stocks and overweighted in consumer stocks, the Portfolio may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the Portfolio's net loss exposure. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Portfolio's activities involving Strategic Transactions may be limited in order to enable the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification as a regulated investment company.

Risks of Strategic Transactions
     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Portfolio, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio can realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. The writing of options could significantly increase the Portfolio's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, they tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Portfolio in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Portfolio will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

General Characteristics of Options
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.
     Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Portfolio's assets in special accounts, as described below under "Use of Segregated Accounts."
     A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised), the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised), the underlying instrument at the exercise price. The Portfolio may purchase a call option on a security, futures contract, index, currency or other instrument to seek to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is in-the-money (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     The Portfolio's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolio will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. (To the extent that the Portfolio does not do so, the OTC options are subject to the Portfolio's restriction on illiquid securities.) The Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolio will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as `primary dealers', or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from Standard & Poor's Ratings Group ("S&P") or Moody's Investor Services ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or the debt of which is determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that, absent the buy-back provisions discussed above, OTC options purchased by the Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolio's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with `primary dealers' in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price.
     If the Portfolio sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Portfolio's income. The sale (writing) of put options can also provide income.
     The Portfolio may purchase and sell (write) call options on securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold.
     The Portfolio may purchase and sell (write) put options on securities including equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts. The Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Securities Indices and Other Financial Indices
     The Portfolio may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. In addition to the methods described above, the Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio.
     General Characteristics of Futures
     The Portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by the Portfolio, as purchaser. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position if the option is exercised.
     The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the Portfolio may use commodity futures and option positions (i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the SEC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net of the amount the positions were "in the money" at the time of purchase) do not exceed 5% of the net asset value of the Portfolio's portfolio, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to
10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.
     Currency Transactions
     The Portfolio may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.
     The Portfolio's transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See, "Strategic Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
     The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.
     The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, the Portfolio may hold a French security and the Adviser may believe that French francs will deteriorate against German marks. The Portfolio would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the Portfolio to declines in the value of the German mark relative to the U.S. dollar.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions
     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions
     The  Portfolio  may enter into multiple  transactions,  including  multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single

Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
     Among the Strategic Transactions into which the Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolio expects to enter into these transactions primarily for hedging purposes, including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, as a duration management technique or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps, caps, floors and collars may also be used to enhance potential gain in circumstances where hedging is not involved although, as described above, the Portfolio will attempt to limit its net loss exposure resulting from swaps, caps, floors and collars and other Strategic
Transactions entered into for such purposes to not more than 3% of the Portfolio's net assets at any one time. The Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.
     The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors and collars are considered illiquid for purposes of the Portfolio's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees of the Portfolio Trust has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors and collars. The Portfolio Trust's Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The Staff of the SEC currently takes the position that swaps, caps, floors and collars are illiquid, and are subject to the Portfolio's limitation on investing in illiquid securities.

Eurodollar Instruments
     The Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States
     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

Use of Segregated Accounts
     The Portfolio will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. The Portfolio will cover Strategic Transactions as required by interpretive positions of the SEC. The Portfolio will not enter into Strategic Transactions that expose the Portfolio to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid, high grade debt securities with a value sufficient to cover its potential obligations. The Portfolio may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with its custodian bank in the amount prescribed. In that case, the Portfolio's custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the Fund's obligations on the underlying Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets and the Fund's obligations on the underlying Strategic Transactions. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


Short-Term Debt Securities
     For defensive or temporary purposes, the Portfolio may invest in investment grade money market instruments and short-term interest-bearing securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a defensive position against potential stock market declines. The Portfolio's investments will include U.S. Government obligations and obligations issued or guaranteed by any U.S. Government agencies or instrumentalities, instruments of U.S. and foreign banks (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances), repurchase agreements, prime commercial paper of U.S. and foreign companies, and debt securities that make periodic interest payments at variable or floating rates.
     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Portfolio Turnover
     The Portfolio places no restrictions on portfolio turnover and it may sell any portfolio security without regard to the period of time it has been held, except as may be necessary to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code. The Portfolio may therefore generally change its portfolio investments at any time in accordance with the Adviser's appraisal of factors affecting any particular issuer or market, or the economy in general.

                             INVESTMENT RESTRICTIONS
     The Fund and the Portfolio have each adopted the following fundamental policies. Each of the Fund's and the Portfolio's fundamental policies cannot be changed unless the change is approved by the "vote of the outstanding voting securities" of the Fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund or the Portfolio.
     As a matter of fundamental policy, the Portfolio (Fund) may not:
     1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.
     2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.
     3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value (i)from banks for temporary or short-term purposes or for the clearance of transactions, (ii)in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets;
          (iii)in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv)the Fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.
     4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.

     5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
          (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
     6. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).
     7. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures con-tracts on securities, securities indices and currency and options on such futures, forward foreign currency ex-change contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.
     8. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
     9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the Fund.
     For purposes of the fundamental investment restriction (1) regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the Adviser determines in good faith based on its own infor-mation that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     Notwithstanding the foregoing, the Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end investment company with substantially the same investment objective as the Fund.
     The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio
(Fund) may not:

     (A) Make short sales of securities unless (i)either (a) after effect is given to any such short sale, the total market value of all securities sold short would not exceed 5% of the value of the Fund's net assets or (b) at all times during which a short position is open it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities it has the right to obtain through the conversion or exchange of such other securities an amount equal to the securities sold short, (ii)the securities sold short are listed on a national securities exchange and (iii)the value of the securities of any one issuer in which the Fund is short may not exceed 2% of the Fund's net assets or 2% of the securities of any class of any issuer;

     (B)  Invest  in  companies  for  the  purpose  of  exercising   control  or
          management;

     (C) Purchase a security of other investment companies, except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition or except by purchase in the open market where no commission or profit to a sponsor or dealer results from the pur-chase other than customary brokers' commissions and then only if, as a result, (i)not more than 10% of the Fund's assets would be invested in securities of other investment companies, (ii)not more than 3% of the total outstanding voting securities of any one such investment company would be held by the Fund and (iii)not more than 5% of the Fund's assets would be invested in any one such investment company; pro-vided, however, that the Fund may invest all or part of its investable assets in an open-end registered in-vestment company with substantially the same in-vestment objective, policies and restrictions as the Fund;

     (D) Invest in interests in oil, gas or other exploration or development programs or mineral leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

     (E) Invest more than 5% of the assets of the Fund in the securities of any issuers which, together with their corporate parents, have records of less than three years' continuous operation, including the operation of any predecessor, excluding obligations issued or guaranteed by the U.S. Government or its agencies and securities fully collateralized by such securities and excluding securities which have been rated investment grade by at least one nationally recognized statistical rating organization; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund;

     (F) Invest in restricted securities or securities which are illiquid if, as a result, more than 15% of its net assets would consist of such securities, including repurchase agreements maturing in more than seven days, securities that are not readily marketable, restricted securities not eligible for resale pursuant to Rule144A under the 1933 Act, purchased OTC options, certain assets used to cover written OTC options, and privately issued stripped mortgage-backed securities; provided that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund;

     (G) Invest in securities of any company if any officer or director (Trustee) of the Trust or of the Adviser owns more than .5% of the outstanding securities of such company and such officers and directors (Trustees) own in the aggregate more than 5% of the securities of such company;

     (H) Purchase securities while outstanding bank borrowings exceed 5% of the Fund's net assets;

     (I) Invest in real estate limited partnership interests, other than real estate investment trusts organized as limited partnerships;

     (J) Purchase or sell (write) options, except pursuant to the limitations described above;

     (K) Purchase warrants of any issuer, if, as a result of such purchase, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on an exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Portfolio's (Fund's) assets will not constitute a violation of the restriction, except with respect to restriction (G) above.
     In order to permit the sale of shares of the Fund in certain states, the Board may, in its sole discretion, adopt restrictions on investment policy more restrictive than those described above. Should the Board determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board may, in its sole discretion, revoke such policy.

                         CALCULATION OF PERFORMANCE DATA
     As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund (T) is computed by using the redeemable value at the end of a specified period of time (ERV) of a hypothetical initial investment of $1,000 (P) over a period of time (N) according to the formula P(1+T)n=ERV.
     In addition to average annual return quotations, the Fund may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis.
     Performance quotations should not be considered as representative of the Fund's performance for any specified period in the future. The Fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Russell 2000 Index, which is generally considered to be representative of unmanaged small capitalization stocks in the United States markets, and the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers of the Trust and the Portfolio Trust
     The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust are Messrs. Clayson, Ladd, Wood and Hollis, and Mss. Banfield, Chase, Herrmann and Kneeland, who hold the same office with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc., the Portfolio's investment adviser.


Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

*D. Barr Clayson, 7/29/35                         Vice President and Trustee       Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                                      Chairman and Director,
Boston, MA 02111                                                                          Standish International
                                                                                         Management Company, L.P.

Samuel C. Fleming, 9/30/40                                  Trustee                        Chairman of the Board
c/o Decision Resources, Inc.                                                           and Chief Executive Officer,
1100 Winter Street                                                                       Decision Resources, Inc.;
Waltham, MA 02154                                                                       through 1989, Senior V.P.
                                                                                             Arthur D.  Little

Benjamin M. Friedman, 8/5/44                                Trustee                        William Joseph Maier
c/o Harvard University                                                               Professor of Political Economy,
Cambridge, MA 02138                                                                         Harvard University

John H. Hewitt, 4/11/35                                     Trustee              Trustee, The Peabody Foundation; Trustee,
P.O. Box 307                                                                        Visiting Nurse Alliance of Vermont
So. Woodstock, VT 05071                                                                      and New Hampshire

*Edward H. Ladd, 1/3/38                           Trustee and Vice President               Chairman of the Board
c/o Standish, Ayer & Wood, Inc.                                                           and Managing Director,
One Financial Center                                                              Standish, Ayer & Wood, Inc. since 1990;
Boston, MA 02111                                                            formerly President of  Standish, Ayer & Wood, Inc.
                                                                                               Director of
                                                                              Standish International Management Company, L.P.

Caleb Loring III, 11/14/43                                  Trustee                  Trustee, Essex Street Associates
c/o Essex Street Associates                                                         (family investment trust office);
P.0. Box 5600                                                                   Director, Holyoke Mutual Insurance Company
Beverly Farms, MA 01915

*Richard S. Wood, 5/21/54                            President and Trustee              Vice President, Secretary,
c/o Standish, Ayer & Wood, Inc.                                                            and Managing Director,
One Financial Center                                                                   Standish, Ayer & Wood, Inc.;
Boston, MA 02111                                                                  Executive Vice President and Director,
                                                                              Standish International Management Company, L.P.

Richard C. Doll, 7/8/48                                 Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                   Vice President and Director,
Boston, MA 02111                                                              Standish International Management Company, L.P.

James E. Hollis III, 11/21/48                      Executive Vice President            Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                     Treasurer and Secretary             Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111



Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

+David W. Murray, 5/5/40                            Treasurer and Secretary      Vice President, Treasurer and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                            Treasurer,
Boston, MA 02111                                                              Standish International Management Company, L.P.

Caleb F. Aldrich, 9/20/57                               Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Beverly E. Banfield, 7/6/56                             Vice President            Vice President and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                         Assistant Vice President and Compliance Officer,
Boston, MA 02111                                                               Freedom Capital Management Corp. (1989-1992)

Nicholas S. Battelle, 6/24/42                           Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Walter M. Cabot, 1/16/33                                Vice President                 Senior Advisor and Director,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                                  Senior Advisor and Director of
Boston, MA 02111                                                              Standish International Management Company, L.P.
                                                                                         prior to 1991, President,
                                                                                        Harvard Management Company

David H. Cameron, 11/2/55                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                            Director of
Boston, MA 02111                                                            Standish International Management
Company, L.P.

Karen K. Chandor, 2/13/50                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Lavinia B. Chase, 6/4/46                                Vice President                       Vice President,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Susan B. Coan, 5/1/52                                   Vice President                        Vice President,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA O2111

W. Charles Cook II, 7/16/63                             Vice President                       Vice President,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                          Vice President,
Boston, MA 02111                                                              Standish International Management Company, L.P.

Joseph M. Corrado, 5/13/55                              Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

Dolores S. Driscoll, 2/17/48                            Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                             Director,
Boston, MA 02111                                                              Standish International Management Company, L.P.

Mark A. Flaherty, 4/24/59                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                          Vice President
Boston, MA  02111                                                             Standish International Management Company, L.P.

Maria D. Furman, 2/3/54                                 Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                   Vice President and Director,
Boston, MA 02111                                                              Standish International Management Company, L.P.

Anne P. Herrmann, 1/26/56                               Vice President                  Mutual Fund Administrator,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Ann S. Higgins, 4/8/35                                  Vice President                       Vice President,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                             Vice President                  Senior Operations Manager,
c/o Standish, Ayer &Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                  since December 1995; formerly
Boston, MA  02111                                                                Vice President Scudder, Stevens and Clark

Raymond J. Kubiak, 9/3/57                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Phillip D. Leonardi, 4/24/62                            Vice President          Vice President, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.                                              since November 1993; formerly, Investment Sales,
One Financial Center                                                                   Cigna Corporation (1993) and
Boston, MA 02111                                                                     Travelers Corporation (1984-1993)

Laurence A. Manchester, 5/24/43                         Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

George W. Noyes, 11/12/44                               Vice President               President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                                            Director of
Boston, MA 02111                                                              Standish International Management Company, L.P.

Arthur H. Parker, 8/12/35                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111



Name, Address and Date of Birth                          Position Held                     Principal Occupation
                                                          With Trust                        During Past 5 Years
---------------------------------------------------------------------------------------------------------------

Jennifer A. Pline, 3/8/60                               Vice President                       Vice President,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Howard B. Rubin, 10/29/59                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                               Executive Vice President and Director
Boston, MA 02111                                                              Standish International Management Company, L.P.

Michael C. Schoeck, 10/24/55                            Vice President                        Vice President,
c/o Standish, Ayer & Wood, Inc.                                               Standish, Ayer & Wood, Inc. since August, 1993;
One Financial Center                                                                          Vice President,
Boston, MA 02111                                                              Standish International Management Company, L.P.
                                                                                         formerly, Vice President,
                                                                                      Commerzbank, Frankfurt, Germany

Austin C. Smith, 7/25/42                                Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Stephen A. Smith, 3/13/49                               Vice President            Vice President, since November 2, 1993;
c/o Standish, Ayer & Wood, Inc.                                              Standish, Ayer & Wood, Inc. formerly, Consultant
One Financial Center                                                                       Cambridge Associates
Boston, MA 02111

David C. Stuehr, 3/1/58                                 Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

James J. Sweeney, 5/15/59                               Vice President                 Vice President and Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center                                                              Executive Vice President and Director,
Boston, MA 02111                                                              Standish International Management Company, L.P.

Ralph S. Tate, 4/2/47                                   Vice President             Vice President and Managing Director,
c/o Standish, Ayer & Wood, Inc.                                               Standish, Ayer & Wood, Inc. since April, 1990;
One Financial Center                                                                      President and Director,
Boston, MA 02111                                                              Standish International Management Company, L.P.
                                                                              formerly Vice President, Aetna Life & Casualty

Michael W. Thompson, 3/31/56                            Vice President            Vice President and Associate Director,
c/o Standish, Ayer & Wood, Inc.                                                         Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111


Christopher W. Van Alstyne, 3/24/60                     Vice President                       Vice President,
c/o Standish, Ayer & Wood, Inc.                                                        Standish, Ayer & Wood, Inc.;
One Financial Center                                                              formerly, Regional Marketing Director,
Boston, MA 02111                                                                 Gabelli-O'Connor Fixed Income Management



     *Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers
     Each of the Trust and the Portfolio Trust pays no compensation to the Trustees of the Trust or the Portfolio Trust affiliated with Standish as the administrator of the Fund (the "Fund Administrator") or the Adviser, respectively, or to the Trusts and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the shares of the series of the Trust) with the Trust, the Portfolio Trust or the Adviser.
     The following table sets forth the compensation estimated to be paid to the Trust's Trustees by the Fund as of the fiscal year ending December31, 1996:

Total Compensation

                                                Aggregate Compensation                     from Fund and
     Name of Trustee                                 from the Fund                    Other Funds in Complex*
---------------------------------------------------------------------------------------------------------------


     D. Barr Clayson                                       $0                                    $0
     Samuel C. Fleming                                   7.33                                 41750
     Benjamin M. Friedman                                6.36                                 36750
     John H. Hewitt                                      6.36                                 36750
     Edward H. Ladd                                         0                                     0
     Caleb Loring, III                                   6.36                                 36750
     Richard S. Wood                                        0                                     0

     *   As of December 31, 1995 there were 14 funds in the fund complex.
     **  Estimated to be paid during current fiscal year ending December 31, 1996.  The Fund is newly
         organized  and  as  of  the  date  of  this   Statement  of  Additional
         Information the Fund has paid no compensation to the Trustees.
---------------------------------------------------------------------------------------------------------------



Certain Shareholders
     As of the date of this Statement of Additional Information, Trustees and officers of the Trust and the Portfolio as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the outstanding shares of the Fund.

Investment Adviser of the Portfolio Trust
     Standish serves as investment adviser to the Portfolio pursuant to a written investment advisory agreement with the Portfolio Trust. The Adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

     The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H.
Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, James J. Sweeney, Ralph S. Tate and Richard S. Wood.
     Certain services provided by the Adviser under the advisory agreement are described in the Prospectus. These services are provided without reimbursement by the Portfolio for any costs incurred. Under the investment advisory agreement, the Adviser is paid a fee based upon a percentage of the Portfolio's average daily net asset value computed as described in the Prospectus. The rate and time at which the fee is paid and expense limits voluntarily agreed to by the Adviser are described in the Prospectus.
     Pursuant to the investment advisory agreement, the Portfolio bears expenses of its operations other than those incurred by the Adviser pursuant to the investment advisory agreement. Among other expenses, the Portfolio will pay for legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest-holders, typesetting and printing of registration and financial statements for regulatory purposes and for distribution to existing and prospective interest-holders, bookkeeping and interest pricing expenses, fees and disbursements of the Portfolio Trust's custodian, administrator, transfer and dividend disbursing agent or registrar, or interest and other like expenses properly payable by the Portfolio Trust.
     Unless terminated as provided below, the investment advisory agreement continues in full force and effect for an initial period of two years from the date of execution and for successive periods of one year thereafter, but only so long as each such continuance is approved annually (i) by either the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio, and, in either event, (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio or by the Adviser, on sixty days' written notice to the other parties. The investment advisory agreement terminates in the event of its assignment as defined in the 1940 Act.
     In an attempt to avoid any potential conflict with portfolio transactions for the Portfolio, the Adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders, and the Portfolio and its investors come before those of the Adviser, its affiliates and their employees.

Administrator of the Fund
     Standish also serves as the Fund Administrator pursuant to a written administration agreement with the Trust on behalf of the Fund. Certain services provided by the Fund Administrator under the administration agreement are described in the Prospectus. For these services, the Fund Administrator currently does not receive any additional compensation. The Trustees of the Trust may, however, determine in the future to compensate the Fund Administrator for its administrative services. The administration agreement provides that if the total expenses of the Fund and the Portfolio in any fiscal year exceed the most restrictive expense limitation applicable to the Fund in any state in which shares of the Fund are then qualified for sale, the compensation due the Fund Administrator shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million. The Fund's administration agreement can be terminated by either party on not more than sixty days' written notice.

Administrator of the Portfolio
     IBT Trust Company (Cayman) Ltd., P.O. Box 501, Grand Cayman, Cayman Islands, BWI, serves as the administrator to the Portfolio (the "Portfolio Administrator") pursuant to a written administration agreement with the Portfolio Trust on behalf of the Portfolio. The Portfolio Administrator provides the Portfolio Trust with office space for managing its affairs, and with certain clerical services and facilities. For these services, the Portfolio Administrator currently receives a fee from the Portfolio in the amount of $7,500 annually. The Portfolio's administration agreement can be terminated by either party on not more than sixty days' written notice.

Distributor of the Fund
     Standish Fund Distributors, L.P. (the "Principal Underwriter"), an affiliate of the Adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Principal Underwriter has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Underwriting Agreement between the Trust and the Principal Underwriter. Pursuant to the Underwriting Agreement, the Principal Underwriter has agreed to use its best efforts to obtain orders for the continuous offering of the Fund's shares. The Principal Underwriter receives no commissions or other compensation for its services. The Underwriting Agreement shall continue in effect with respect to the Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons"

(as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of the Principal Underwriter are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.
                              REDEMPTION OF SHARES
     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem Fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it or determination by the Portfolio of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Fund.
     The Trust intends to pay redemption proceeds in cash for all Fund shares redeemed, but under certain conditions, the Trust may make payment wholly or partly in portfolio securities from the Portfolio, in conformity to the applicable rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the Fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio has advised the Trust that the Portfolio will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or except in the event the Fund completely withdraws its interest from the Portfolio.
                             PORTFOLIO TRANSACTIONS
     The  Adviser  is  responsible   for  placing  the   Portfolio's   portfolio
transactions  and  will do so in a manner  deemed  fair  and  reasonable  to the
Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting brokers and in negotiating commissions, the Adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the Fund. In addition, if the Adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i)furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Portfolio effects its securities transactions may be used by the Adviser in servicing other accounts; not all of these services may be used by the Adviser in connection with the Portfolio. The investment advisory fee paid by the Portfolio under the advisory agreement will not be reduced as a result of the Adviser's receipt of research services.
     The Adviser also places portfolio transactions for other advisory accounts. The Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. In making such allocations, the main factors considered by the Adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.
                        DETERMINATION OF NET ASSET VALUE
     The Fund's net asset value per share is computed on each business day on which the New York Stock Exchange is open (a "Business Day"). Currently the New York Stock Exchange is not open on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. New York City time) and is computed by dividing the value of all securities and other assets of the Fund (substantially all of which will be represented by the Fund's investment in the Portfolio) less all liabilities by the number of Fund shares outstanding, and rounding to the nearest cent per share. Expenses and fees of the fund are accrued daily and taken into account for the purpose of determining net asset value.
     Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees.

     The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Business Day. As of 4:00 p.m. (Eastern time) on each Business Day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. on the following Business Day.
                                    TAXATION
     Each series of the Trust, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund intends to qualify and intends to elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code. As such and by complying with the applicable provisions of the Internal Revenue Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its investment company taxable income (i.e., all income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing requirements of the Internal Revenue Code.
     The Trust anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in a manner intended to comply with the Internal Revenue Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid Federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Internal Revenue Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.
     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.
     The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.
     The Fund will not distribute long-term or short-term capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders.
     Limitations imposed by the Internal Revenue Code on regulated investment companies like the Fund may restrict the Portfolio's ability to enter into futures, options and currency forward transactions.
     Certain options, futures and forward foreign currency transactions undertaken by the Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Portfolio and allocable to the Fund. Any net mark to market gains may also have to be distributed by the Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition by the Portfolio of portfolio securities or borrowing to obtain the necessary cash. Also, certain of the Portfolio's losses on the Portfolio's transactions involving options, futures or forward contracts and/or offsetting or successor Portfolio positions may be deferred rather than being taken into account currently in calculating the Portfolio's taxable income or gain. Certain of the applicable tax rules may be modified if the Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. Because the Fund's income, gains and losses consist primarily of its share of the income, gains and losses of the Portfolio, which are directly affected by the provisions described in this paragraph, these transactions may affect the amount, timing and character of the Fund's distributions to shareholders. The Portfolio will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

     The Federal income tax rules applicable to forward rolls, interest rate or currency swaps, caps, floors and collars are unclear in certain respects, and the Portfolio may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.
     If the Portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on its allocable portion of "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually allocated to the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Portfolio may limit and/or manage its stock holdings in passive foreign investment companies to minimize the Fund's tax liability or maximize its return from these investments.
     Foreign exchange gains and losses realized by the Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income and losses and, because the Fund invests in the Portfolio, may affect the amount, timing and character of Fund distributions to shareholders. Any such transactions that are not directly related to the Portfolio's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months. The Fund's share of such gain (plus any such gain the Fund may realize from other sources) is limited under the Internal Revenue Code to less than 30% of the Fund's gross income for its taxable year. Such transactions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for its taxable year.
     The Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in the Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Internal Revenue Code, only if more than 50% of the value of the Fund's total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolio are such that the Fund will not meet this 50% requirement, shareholders of the Fund will not directly take into account the foreign taxes, if any, paid by the Portfolio and allocable to the Fund, and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the Fund would otherwise have available to distribute.
     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.
     For purposes of the dividends received deduction available to corporations, dividends received by the Portfolio and allocable to the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement referred to above with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.
     Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.
     At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's share of the Portfolio's portfolio. Consequently, subsequent distributions by the Fund on such shares from such income and/or appreciation may be taxable to such investor, even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     Upon a redemption (including a repurchase) of shares of the Fund, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares, subject to the rules described below. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.
     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.
     Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.
                             THE FUND AND ITS SHARES
     The Fund is an investment series of the Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Fund, shareholders are entitled to share pro rata in the net assets available for distribution.
     Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the Fund. As of the date of this Statement of Additional Information, the Trustees have established eighteen other series of the Trust that publicly offer their shares. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the Fund.
     All Fund shares have equal rights with regard to voting and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including any change of investment policy requiring the approval of shareholders.
     Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.
     Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote proportionately as instructed by the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the

Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nonetheless be voted on by the Trustees of the Trust.
                         THE PORTFOLIO AND ITS INVESTORS
     The Portfolio is a series of Standish, Ayer & Wood Master Portfolio, a newly formed trust, and, like the Fund, is an open-end management investment company under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.
     Interests in the Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable except as described in the Prospectus. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.
                             ADDITIONAL INFORMATION
     The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.
                        EXPERTS AND FINANCIAL STATEMENTS
     Coopers & Lybrand L.L.P., independent accountants, will audit the Fund's financial statements for the fiscal year ending December 31, 1996. An affiliate of Coopers & Lybrand, L.L.P., Coopers & Lybrand, will audit the Portfolio's financial statements for the fiscal year ending December31, 1996.